UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04802

Name of Fund: BlackRock Intermediate Municipal Fund of BlackRock Municipal
              Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/07

Date of reporting period: 11/01/06 - 04/30/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Intermediate                                                 BLACKROCK
Municipal Fund
OF BLACKROCK MUNICIPAL SERIES TRUST

SEMI-ANNUAL REPORT
APRIL 30, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Intermediate Municipal Fund

Portfolio Information as of April 30, 2007

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ......................................................       69.1%
AA/Aa ........................................................        9.5
A/A ..........................................................        2.9
BBB/Baa ......................................................        9.0
BB/Ba ........................................................        0.6
NR (Not Rated) ...............................................        3.7
Other* .......................................................        5.2
--------------------------------------------------------------------------------
* Includes portfolio holdings in mutual funds, variable rate demand notes and short-term investments.

                                                                      Percent of
Distribution by Market Sector                                  Total Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ..........................................       65.3%
General Obligation Bonds .....................................       29.5
Other* .......................................................        5.2
--------------------------------------------------------------------------------
* Includes portfolio holdings in mutual funds, variable rate demand notes and short-term investments.

Officers and Trustees

Robert C. Doll, Jr., Fund President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Jean Margo Reid, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

--------------------------------------------------------------------------------
Effective January 1, 2007, Edward D. Zinbarg retired as a Trustee of BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust. The Fund's Board of Trustees wishes Mr. Zinbarg well in his retirement.
--------------------------------------------------------------------------------


2       BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007

A Letter to Shareholders

Dear Shareholder

In its first four months, 2007 could already be termed an eventful year for investors. For most financial markets, 2007 opened just as 2006 ended -- on a positive trajectory. Then, at the end of February and into March, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by worries of a weakening economy, escalating geopolitical concerns and rising delinquencies in the subprime mortgage market. Still, underlying stock market fundamentals appeared quite sound, supported by a generally favorable global economic backdrop, tame inflation, slowing but still positive earnings growth, relatively low interest rates and attractive valuations. These conditions prevailed later, and the Dow Jones Industrial Average crossed the 13,000 mark for the first time in its history in late April.

Not unlike the equity market, the bond market also experienced volatility as observers attempted to interpret mixed economic signals. A bond market rally (falling yields and rising prices) late last year reversed itself early in 2007 amid some transitory signs of economic strength. Overall, yields have fluctuated month to month but ended April little changed from the beginning of the year. However, compared to one year ago, yields on 30-year Treasury bonds fell 36 basis points (.36%) and 10-year yields fell 44 basis points, while prices correspondingly rose.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. The central bankers continue to express concern about potential inflationary pressures, but also acknowledge signs of economic weakness. Given this relatively "balanced" assessment, most observers believe the Fed will keep interest rates on hold for now.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended April 30, 2007:

Total Returns as of April 30, 2007                                                           6-month       12-month
===================================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                                  + 8.60%        +15.24%
-------------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                                 + 6.86         + 7.83
-------------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                            +15.46         +19.81
-------------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                          + 2.64         + 7.36
-------------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                               + 1.59         + 5.78
-------------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)             + 6.96         +11.72
-------------------------------------------------------------------------------------------------------------------

If the first four months are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                      Sincerely,


                                                      /s/ Robert C. Doll, Jr.

                                                      Robert C. Doll, Jr.
                                                      Fund President and Trustee


      BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007       3

A Discussion With Your Fund's Portfolio Managers

      We made strides in restructuring the portfolio in an effort to balance total return and current income for our shareholders.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields traded in a fairly broad and volatile range over the past six months, only to end the period little changed. Overall, financial conditions have remained relatively balanced, with moderate economic activity and well-contained inflationary pressures. Recent commentary from the Federal Reserve Board (the Fed) has supported this trading range. The Fed is expected to maintain its "balanced" economic assessment at least into mid-year.

During the six-month period ended April 30, 2007, 30-year U.S. Treasury bond yields rose nine basis points (.09%) to 4.81%, while 10-year Treasury note yields rose two basis points to 4.63%. Similarly, movements were fairly muted in the tax-exempt market. As measured by Municipal Market Data, yields on AAA-rated municipal bonds maturing in 30 years declined three basis points to 4.10%, and yields on AAA-rated municipal bonds maturing in 10 years rose 12 basis points to 3.76%.

Investor demand for municipal product continued to strengthen throughout the six-month period. The Investment Company Institute reports that long-term municipal bond funds received over $8.7 billion in net new cash flows during the first three months of 2007, a 42% increase compared to the first three months of 2006. Weekly fund flows, as reported by AMG Data, also have risen. Weekly inflows during the April 2007 quarter averaged over $489 million, up from a weekly average of $400 million in fourth quarter 2006. The improving demand among retail investors reflects, in large part, increased acceptance of lower nominal yields and bond coupon structure. Throughout much of last year, retail-oriented municipal bond broker/dealers noted significant individual investor resistance to purchasing tax-exempt issues with yields below 4.50% and/or issues bearing nominal coupons below 5%. As tax-exempt bond yields have stabilized in recent months, it appears retail investors have become increasingly comfortable purchasing tax-exempt bonds with those characteristics, which has served to support the market's performance.

In terms of supply, issuance of long-term municipal bonds has increased over the past six months. More than $225 billion in new bonds was issued during the April reporting period, an increase of over 30% compared to the same six months one year ago. Over the past three months, municipalities issued more than $106 billion in new long-term tax-exempt bonds, an increase of more than 32% compared to the same period a year ago. So far this year, greater than $135 billion in long-term municipal bonds has been underwritten, putting 2007 annual issuance some 4% ahead of 2005's record pace. Issuers have continued to take advantage of historically low interest rates to refinance outstanding issues. In the first four months of 2007, we have seen 10 underwritings exceeding $1 billion in size. These "mega-deals" have continued to be relatively easily absorbed by market participants, especially non-traditional and foreign buyers who find the liquidity afforded by these deals to be particularly attractive.

Looking ahead, we believe investor demand will be critical in maintaining the tax-exempt market's strong technical position. The increase in new bond supply seen this year is unlikely to abate significantly, leading to record or near-record annual issuance. Relatively stable yield ratios compared to taxable bonds, coupled with a comparatively steep municipal yield curve, should help to sustain traditional and non-traditional investor interest in tax-exempt bonds and support the market's performance into mid-2007.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2007, BlackRock Intermediate Municipal Fund's Institutional, Investor A, Investor A1, Investor B and Investor C Shares had total returns of +1.28%, +1.15%, +1.13%, +1.12% and +.68%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the broader municipal market, as measured by the Lehman Brothers Municipal Bond Index, returned +1.59% and the Lipper Intermediate Municipal Debt Funds category had an average return of +1.11%. (Funds in this Lipper category invest primarily in municipal debt issues with dollar-weighted average maturities in the area of five to 10 years.)

Given its investment mandate, the Fund's performance will necessarily differ from that of the Lehman index. The portfolio concentrates its investments in the intermediate part of the municipal yield curve, whereas the Lehman index focuses on


4       BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007
longer-dated securities, which continued to outperform short- and intermediate-maturity bonds during this period as the yield curve flattened. The Fund's performance versus its comparable Lipper group was more favorable. Our long duration bias within the intermediate spectrum (specifically, 10 years - 12 years) proved advantageous on a relative basis. The Fund's attractive coupon structure also served the portfolio well in a period of stable to slightly rising interest rates. The Fund's average coupon is nearly 5.25%, compared to a market average of roughly 3.85% at period-end (as measured by the Municipal Market Data 10-year scale).

What changes were made to the portfolio during the period?

We made strides in restructuring the portfolio to align its holdings closer to that of the broader intermediate tax-exempt market. This involved a greater emphasis on current yield and lower-duration securities. As part of our restructuring efforts, we committed cash reserves held in the portfolio to the intermediate sector of the municipal market as opportunities presented themselves. This move is in keeping with the recommendation of our internal Municipal Investment Strategy Group, which has identified 10-year to 15-year municipal securities as having the greatest relative value on the curve. Here, we are able to capture decent yields without having to lock into longer maturities.

In making these changes, we are targeting a more competitive current yield for our shareholders with limited fluctuation in the Fund's underlying net asset value. Having said that, the low absolute level of interest rates in the present market, combined with tight credit spreads and a historically flat yield curve, requires us to exercise patience in our efforts. The Fund began operations in a higher-rate environment; as such, current yields do little to improve on existing positions. In addition, the sale of older-dated positions usually requires the realization of a capital gain, something we try to avoid. Capital gains must be distributed to shareholders at fiscal year-end, resulting in a taxable event. Our goal is to manage the Fund in the most tax efficient manner.

How would you characterize the Fund's position at the close of the period?

The Fund ended the period with 4% of assets in cash equivalent reserves, monies that we will look to deploy in the municipal marketplace as opportunities arise to improve the portfolio's income distribution capacity. We maintain our focus on bonds with higher average coupons and structures that help to mute price volatility. We also intend to emphasize a high degree of credit quality in making new purchases. Given the tightness of credit spreads, we find that there is little additional yield to be gained from investing in lower-rated bonds. We are looking to accomplish all of this in an effort to deliver an efficient balance between total return and current income for our shareholders.

Walter C. O'Connor, CFA
Portfolio Manager

Theodore R. Jaeckel Jr., CFA
Portfolio Manager

May 11, 2007


      BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007       5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B and Class I Shares were redesignated Investor A1, Investor B and Institutional Shares, respectively. All Class C Shares converted to Class A (now Investor A1) Shares on August 25, 2006. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Investor A Shares commenced operations on October 2, 2006. Prior to Investor A Shares' inception, the returns for Investor A Shares were based upon the performance of the Fund's Institutional Shares. The returns for Investor A Shares, however, are adjusted to reflect the service (12b-1) fees applicable to Investor A Shares.

o Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1% and a service fee of 0.10% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. In addition, Investor B Shares are subject to a distribution fee of 0.10% per year and a service fee of 0.20% per year. These shares automatically convert to Investor A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Investor C Shares commenced operations on October 2, 2006. Prior to Investor C Shares' inception, the returns for Investor C Shares were based upon the performance of the Fund's Institutional Shares. The returns for Investor C Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Investor C Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. The Fund's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                     6-Month             12-Month             10-Year         Standardized
As of April 30, 2007                              Total Return         Total Return        Total Return       30-Day Yield
==========================================================================================================================
Institutional Shares*                                 +1.28%               +4.98%             +63.22%             3.47%
--------------------------------------------------------------------------------------------------------------------------
Investor A Shares*                                    +1.15                +4.71              +59.21              3.10
--------------------------------------------------------------------------------------------------------------------------
Investor A1 Shares*                                   +1.13                +4.87              +61.47              3.34
--------------------------------------------------------------------------------------------------------------------------
Investor B Shares*                                    +1.12                +4.65              +58.22              3.15
--------------------------------------------------------------------------------------------------------------------------
Investor C Shares*                                    +0.68                +3.93              +47.73              2.47
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                +1.59                +5.78              +75.88                --
--------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6       BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007

Performance Data (concluded)

Intermediate Municipal Fund
BlackRock Intermediate Municipal Fund -- Edgar

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor A1, Investor B & Investor C Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from April 1997 to April 2007:

                                                                                                            Lehman Brothers
               Institutional        Investor A        Investor A1        Investor B         Investor C       Municipal Bond
                    Shares*+          Shares*+           Shares*+          Shares*+           Shares*+              Index++
4/97                 $10,000            $9,575             $9,900           $10,000            $10,000              $10,000
4/98                 $10,838           $10,352            $10,719           $10,804            $10,731              $10,930
4/99                 $11,566           $11,019            $11,416           $11,482            $11,338              $11,689
4/00                 $11,456           $10,888            $11,308           $11,349            $11,119              $11,582
4/01                 $12,435           $11,789            $12,262           $12,280            $11,949              $12,783
4/02                 $13,319           $12,596            $13,121           $13,112            $12,672              $13,678
4/03                 $14,412           $13,595            $14,185           $14,145            $13,576              $14,840
4/04                 $14,670           $13,804            $14,410           $14,353            $13,681              $15,237
4/05                 $15,398           $14,453            $15,125           $15,019            $14,218              $16,276
4/06                 $15,549           $14,558            $15,242           $15,119            $14,214              $16,627
4/07                 $16,322           $15,244            $15,985           $15,822            $14,773              $17,588

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in a diversified portfolio of investment grade obligations whose interest is exempt from federal income taxes, with a dollar-weighted average maturity from five to 12 years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

Past performance is not indicative of future results.

Average Annual Total Return

                                                                         Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 4/30/07                                                    +4.98%
--------------------------------------------------------------------------------
Five Years Ended 4/30/07                                                  +4.15
--------------------------------------------------------------------------------
Ten Years Ended 4/30/07                                                   +5.02
--------------------------------------------------------------------------------

                                              Return Without        Return With
                                               Sales Charge        Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 4/30/07                            +4.71%               +0.26%
--------------------------------------------------------------------------------
Five Years Ended 4/30/07                          +3.89                +2.99
--------------------------------------------------------------------------------
Ten Years Ended 4/30/07                           +4.76                +4.31
--------------------------------------------------------------------------------

                                              Return Without        Return With
                                               Sales Charge       Sales Charge**
================================================================================
Investor A1 Shares
================================================================================
One Year Ended 4/30/07                            +4.87%              +3.82%
--------------------------------------------------------------------------------
Five Years Ended 4/30/07                          +4.03               +3.82
--------------------------------------------------------------------------------
Ten Years Ended 4/30/07                           +4.91               +4.80
--------------------------------------------------------------------------------

                                                  Return               Return
                                                Without CDSC         With CDSC++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 4/30/07                             +4.65%              +3.65%
--------------------------------------------------------------------------------
Five Years Ended 4/30/07                           +3.83               +3.83
--------------------------------------------------------------------------------
Ten Years Ended 4/30/07                            +4.69               +4.69
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC         With CDSC++
================================================================================
Investor C Shares+++
================================================================================
One Year Ended 4/30/07                             +3.93%              +2.93%
--------------------------------------------------------------------------------
Five Years Ended 4/30/07                           +3.12               +3.12
--------------------------------------------------------------------------------
Ten Years Ended 4/30/07                            +3.98               +3.98
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 4.25%.
**    Assuming maximum sales charge of 1%.
+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.
++    Assuming payment of applicable contingent deferred sales charge.
+++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.


      BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007       7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2006 and held through April 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Including Interest Expense and Fees

                                                                                                            Expenses Paid
                                                                                                          During the Period*
                                                               Beginning               Ending                November 1,
                                                             Account Value          Account Value              2006 to
                                                            November 1, 2006        April 30, 2007         April 30, 2007
============================================================================================================================
Actual
============================================================================================================================
Institutional                                                    $1,000                $1,012.80                 $4.89
----------------------------------------------------------------------------------------------------------------------------
Investor A                                                       $1,000                $1,011.50                 $6.13
----------------------------------------------------------------------------------------------------------------------------
Investor A1                                                      $1,000                $1,011.30                 $5.39
----------------------------------------------------------------------------------------------------------------------------
Investor B                                                       $1,000                $1,011.20                 $6.38
----------------------------------------------------------------------------------------------------------------------------
Investor C                                                       $1,000                $1,006.80                 $9.90
============================================================================================================================
Hypothetical (5% annual return before expenses)**
============================================================================================================================
Institutional                                                    $1,000                $1,019.94                 $4.91
----------------------------------------------------------------------------------------------------------------------------
Investor A                                                       $1,000                $1,018.70                 $6.16
----------------------------------------------------------------------------------------------------------------------------
Investor A1                                                      $1,000                $1,019.44                 $5.41
----------------------------------------------------------------------------------------------------------------------------
Investor B                                                       $1,000                $1,018.45                 $6.41
----------------------------------------------------------------------------------------------------------------------------
Investor C                                                       $1,000                $1,014.93                 $9.94
----------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.98% for Institutional, 1.23% for Investor A, 1.08% for Investor A1, 1.28% for Investor B and 1.99% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007

Disclosure of Expenses (concluded)

Excluding Interest Expense and Fees

                                                                                                         Expenses Paid
                                                                                                       During the Period*
                                                                Beginning               Ending             November 1,
                                                              Account Value          Account Value           2006 to
                                                             November 1, 2006        April 30, 2007      April 30, 2007
=========================================================================================================================
Actual
=========================================================================================================================
Institutional                                                     $1,000                $1,012.80             $3.64
-------------------------------------------------------------------------------------------------------------------------
Investor A                                                        $1,000                $1,011.50             $4.94
-------------------------------------------------------------------------------------------------------------------------
Investor A1                                                       $1,000                $1,011.30             $4.19
-------------------------------------------------------------------------------------------------------------------------
Investor B                                                        $1,000                $1,011.20             $5.19
-------------------------------------------------------------------------------------------------------------------------
Investor C                                                        $1,000                $1,006.80             $8.71
=========================================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================================
Institutional                                                     $1,000                $1,021.18             $3.66
-------------------------------------------------------------------------------------------------------------------------
Investor A                                                        $1,000                $1,019.89             $3.66
-------------------------------------------------------------------------------------------------------------------------
Investor A1                                                       $1,000                $1,020.63             $4.21
-------------------------------------------------------------------------------------------------------------------------
Investor B                                                        $1,000                $1,019.64             $5.21
-------------------------------------------------------------------------------------------------------------------------
Investor C                                                        $1,000                $1,016.12             $8.75
-------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.73% for Institutional, .99% for Investor A, .84% for Investor A1, 1.04% for Investor B and 1.75% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


      BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007       9

Schedule of Investments as of April 30, 2007 (Unaudited)          (in Thousands)

        Face
      Amount    Municipal Bonds                                           Value
================================================================================
Alabama -- 0.3%
     $   500    Tuscaloosa, Alabama, Special Care Facilities Financing
                   Authority, Residential Care Facility Revenue Bonds
                   (Capstone Village, Inc. Project), Series A, 5.125%
                   due 8/01/2015                                          $  494
================================================================================
Alaska -- 1.2%
       2,250    Alaska Student Loan Corporation, Student Loan
                   Revenue Bonds, AMT, Series A, 5.65%
                   due 7/01/2012 (a)                                       2,256
================================================================================
Arizona -- 2.9%
       5,000    Arizona State Transportation Board, Highway Revenue
                   Bonds, Series B, 5% due 7/01/2017                       5,416
================================================================================
California -- 22.9%
         875    Agua Caliente Band of Cahuilla Indians, California,
                   Casino Revenue Bonds, 5.60% due 7/01/2013                 911
       2,000    Antelope Valley, California, Health Care District
                   Revenue Bonds, VRDN, Series A, 5.25%
                   due 9/01/2017 (g)                                       2,072
       5,035    Bay Area Toll Authority, California, Toll Bridge Revenue
                   Refunding Bonds (San Francisco Bay Area), Series F,
                   5% due 4/01/2017                                        5,470
       5,225    California County Tobacco Securitization Agency,
                   California, Tobacco Revenue Bonds (Los Angeles
                   County Securitization Corporation), 5.25%
                   due 6/01/2021 (i)                                       4,584
      10,000    California State Department of Water Resources, Power
                   Supply Revenue Bonds, Series A, 5.50%
                   due 5/01/2014 (a)                                      10,911
                California State, GO, Refunding:
       5,000       5% due 3/01/2018                                        5,357
       1,000       (Veterans Bonds), Series BG, 5.05% due 12/01/2011       1,030
       5,000    Coast Community College District, California, GO
                   (Election of 2002), Series B, 5% due 8/01/2018 (c)      5,429
       3,000    Golden State Tobacco Securitization Corporation of
                   California, Tobacco Settlement Revenue Refunding
                   Bonds, Senior Series A-1, 5% due 6/01/2016              3,111
       3,000    Los Angeles, California, Harbor Department Revenue
                     Refunding Bonds, AMT, Series C, 5% due 8/01/2017 (e)  3,237
================================================================================
Colorado -- 3.0%
       5,000    Denver, Colorado, City and County Airport Revenue
                   Bonds, AMT, Series D, 7.75% due 11/15/2013 (a)          5,602
================================================================================
Florida -- 5.5%
       2,720    Broward County, Florida, Airport System Revenue Bonds,
                   AMT, Series L, 5% due 10/01/2018 (a)                    2,883
       4,000    Florida Hurricane Catastrophe Fund Financing
                   Corporation Revenue Bonds, Series A, 5.25%
                   due 7/01/2012                                           4,270
       1,200    Martin County, Florida, PCR, Refunding (Florida
                   Power & Light Company Project), VRDN, 4.05%
                   due 7/15/2022 (g)                                       1,200
         310    Middle Village Community Development District, Florida,
                   Special Assessment Bonds, Series C, 5.125%
                   due 5/01/2009                                             310
       1,090    Panther Trace Community Development District II,
                   Florida, Special Assessment Revenue Bonds, Series A,
                   5% due 11/01/2010                                       1,087
          45    Reunion East Community Development District, Florida,
                   Special Assessment, Series B, 5.90% due 11/01/2007         45
         310    Sterling Hill, Florida, Community Development District,
                   Capital Improvement Revenue Refunding Bonds,
                   Series B, 5.50% due 11/01/2010                            310
================================================================================
Georgia -- 0.6%
       1,050    Fulton County, Georgia, Residential Care Facilities,
                   Revenue Refunding Bonds (Canterbury Court Project),
                   Series A, 5% due 2/15/2014                              1,053
================================================================================
Idaho -- 2.9%
       5,000    Ada and Canyon Counties, Idaho, Joint School District
                   Number 2 (Meridian), GO, 5% due 8/15/2017               5,406
================================================================================
Illinois -- 0.9%
       1,000    Chicago, Illinois, Tax Allocation Bonds (Kingsbury
                   Redevelopment Project), Series A, 6.57%
                   due 2/15/2013                                           1,031
         715    Illinois State Finance Authority Revenue Bonds (Primary
                   Health Care Centers Program), 5.90% due 7/01/2014         731
================================================================================
Massachusetts -- 5.6%
       3,300    Massachusetts State Industrial Finance Agency,
                   Resource Recovery Revenue Refunding Bonds
                   (Ogden Haverhill Project), AMT, Series A, 5.30%
                   due 12/01/2009                                          3,379
                Massachusetts State Port Authority, Special Facilities
                   Revenue Bonds (Delta Air Lines Inc. Project),
                   AMT, Series A (a):
       2,500        5.50% due 1/01/2014                                    2,646
       4,000        5.50% due 1/01/2015                                    4,229
================================================================================
Michigan -- 0.8%
       1,555    Michigan State Strategic Fund, PCR (General Motors
                   Corporation Project), VRDN, 7% due 12/01/2008 (g)       1,555
================================================================================
Minnesota -- 3.0%
       5,000    Minnesota State, GO, 5% due 6/01/2018                      5,429
================================================================================
Missouri -- 5.3%
       4,000    Jackson County, Missouri, Special Obligation Revenue
                   Bonds (Harry S. Truman Sports Complex Project),
                   5% due 12/01/2019 (a)                                   4,316
       5,000    Missouri State Highways and Transportation
                   Commission, First Lien State Road Revenue Bonds,
                   Series A, 5% due 5/01/2017                              5,423
================================================================================

Portfolio Abbreviations

To simplify the listings of BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
GAN     Grant Anticipation Notes
GO      General Obligation Bonds
HDA     Housing Development Authority
IDA     Industrial Development Authority
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes


10       BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007

Schedule of Investments (continued)                               (in Thousands)

        Face
      Amount    Municipal Bonds                                           Value
===============================================================================
Montana -- 2.1%
     $ 3,500    Montana State Department of Transportation Revenue
                 Bonds (Highway 93 Advance Construction Project),
                 GAN, 5.25% due 6/01/2016 (e)                          $  3,848
===============================================================================
New York -- 1.2%
       1,140    New York State Dormitory Authority, Non-State
                 Supported Debt, Revenue Refunding Bonds
                 (New York University Hospital Center), Series A,
                 5% due 7/01/2016                                         1,192
       1,000    Westchester County, New York, IDA, Continuing Care
                 Retirement, Mortgage Revenue Bonds (Kendal on the
                 Hudson Project), Series A, 5.625% due 1/01/2013          1,038
===============================================================================
North Carolina -- 3.0%
       5,000    North Carolina State, GO, Refunding, Series B,
                 5% due 4/01/2017                                         5,495
===============================================================================
Oregon -- 2.9%
       5,000    Oregon State Department of Transportation, Highway
                 User Tax Revenue Bonds, Series A, 5%
                 due 11/15/2017                                           5,440
===============================================================================
Pennsylvania -- 2.9%
       5,000    Pennsylvania State Higher Educational Facilities
                 Authority, Revenue Refunding Bonds (University
                 Pennsylvania Health System), Series A, 5%
                 due 8/15/2016 (a)                                        5,374
===============================================================================
South Carolina -- 2.8%
       5,000    South Carolina State, Highway GO, Series A, 4.60%
                 due 5/01/2014                                            5,171
===============================================================================
Tennessee -- 2.2%
         300    Sevier County, Tennessee, Public Building Authority,
                 Local Government Improvement Revenue
                 Refunding Bonds, VRDN, Series IV-H-1, 4.12%
                 due 6/01/2025 (a)(g)                                       300
                Sevier County, Tennessee, Public Building Authority,
                 Local Government Public Improvement Revenue
                 Bonds, VRDN (g):
       1,255        Series IV-A-2, 4.03% due 6/01/2025 (c)                1,255
         850        Series IV-E-1, 4.03% due 6/01/2030 (a)                  850
       1,600    Tennessee HDA, Revenue Bonds (Homeownership
                 Program), AMT, Series 2-C, 5.85% due 7/01/2009           1,612
===============================================================================
Texas -- 6.2%
       2,000    Brazos River Authority, Texas, Revenue Refunding Bonds
                 (Reliant Energy, Inc. Project), Series B, 7.75%
                 due 12/01/2018                                           2,098
       5,000    Dallas-Fort Worth, Texas, International Airport Revenue
                 Refunding and Improvement Bonds, AMT, Series A,
                 5.75% due 11/01/2014 (b)                                 5,356
       3,640    University of Texas, Financing System Revenue Refunding
                 Bonds, Series B, 5% due 8/15/2018                        3,924
===============================================================================
Virginia -- 2.9%
       5,000    Virginia State Public School Authority Revenue Bonds,
                 Series A, 5% due 8/01/2017                               5,435
===============================================================================
Washington -- 6.1%
       5,400    Energy Northwest, Washington, Electric Revenue
                 Refunding Bonds (Columbia Generating), Series A,
                 5.50% due 7/01/2017 (c)                                  5,800
       5,000    Pierce County, Washington, School District Number 3
                 (Puyallup), GO, 5% due 12/01/2017 (e)                    5,388
===============================================================================
Puerto Rico -- 0.9%
       1,500    Puerto Rico Commonwealth Government Development
                 Bank, Senior Revenue Bonds, Series B, 5%
                 due 12/01/2017                                           1,603
-------------------------------------------------------------------------------
                Total Municipal Bonds
                (Cost -- $159,272) -- 88.1%                             162,362
===============================================================================

===============================================================================
                Municipal Bonds Held in Trust (h)
===============================================================================
Illinois -- 5.8%
       5,000    Chicago, Illinois, O'Hare International Airport,
                 General Airport Revenue Refunding Bonds, Third Lien,
                 AMT, Series A-2, 5.25% due 1/01/2013 (c)                 5,325
       5,000    Chicago, Illinois, O'Hare International Airport
                 Revenue Refunding Bonds, 3rd Lien, AMT, Series A-2,
                 5.25% due 1/01/2014 (c)                                  5,325
===============================================================================
New Jersey -- 5.5%
                Port Authority of New York and New Jersey, Revenue
                 Refunding Bonds, AMT, 120th Series (e):
       5,000        5.75% due 10/15/2013                                  5,091
       5,000        5.75% due 10/15/2014                                  5,091
-------------------------------------------------------------------------------
                Total Municipal Bonds Held in Trust
                (Cost -- $20,671) -- 11.3%                               20,832
===============================================================================

===============================================================================
      Shares
        Held    Mutual Funds
===============================================================================
         244    BlackRock Insured Municipal 2008 Term Trust, Inc. (d)     3,692
         100    BlackRock Insured Municipal Term Trust, Inc. (d)            983
-------------------------------------------------------------------------------
                Total Mutual Funds (Cost -- $5,249) -- 2.6%               4,675
===============================================================================

===============================================================================
                Short-Term Securities
===============================================================================
          19    Merrill Lynch Institutional Tax-Exempt Fund,
                3.70% (d)(f)                                                 19
-------------------------------------------------------------------------------
                Total Short-Term Securities (Cost -- $19) -- 0.0%            19
===============================================================================
Total Investments (Cost -- $185,211*) -- 102.0%                         187,888

Other Assets Less Liabilities -- 3.5%                                     6,374

Liability for Trust Certificates,
Including Interest Expense Payable -- (5.5%)                            (10,070)
                                                                       --------
Net Assets -- 100.0%                                                   $184,192
                                                                       ========


      BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007       11

Schedule of Investments (concluded)                               (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................     $ 175,754
                                                                      =========
      Gross unrealized appreciation .............................     $   3,359
      Gross unrealized depreciation .............................        (1,225)
                                                                      ---------
      Net unrealized appreciation ...............................     $   2,134
                                                                      =========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                             Activity     Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund              --        $ -- +
      BlackRock Insured Municipal 2008 Term Trust, Inc.        --        $ 95
      BlackRock Insured Municipal Term Trust, Inc.             --        $ 18
      BlackRock Municipal Target Term Trust                  (344)       $156
      --------------------------------------------------------------------------

+     Income was less than $1,000.

(e)   MBIA Insured.
(f)   Represents the current yield as of April 30, 2007.
(g) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(h) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.
(i) Represents a zero coupon bond; the interest rate shown reflects the effective yield.
o Forward interest rate swaps outstanding as of April 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                         Notional    Unrealized
                                                          Amount    Depreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.70% and receive a floating rate based on a 1-week Bond Market Association rate

      Broker, Citibank N.A.
      Expires July 2017                                  $15,000       $(50)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12       BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007

Statement of Assets and Liabilities

As of April 30, 2007 (Unaudited)
==================================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $179,941,772) ..                    $ 183,194,042
            Investments in affiliated securities, at value (identified cost -- $5,268,993) ......                        4,694,130
            Cash ................................................................................                            7,747
            Receivables:
                Securities sold .................................................................   $   5,981,539
                Interest ........................................................................       2,802,247
                Beneficial interests sold .......................................................         776,496
                Dividends .......................................................................          17,917        9,578,199
                                                                                                    -------------
            Prepaid expenses and other assets ...................................................                           32,851
                                                                                                                     -------------
            Total assets ........................................................................                      197,506,969
                                                                                                                     -------------
==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
            Trust certificates ..................................................................                       10,000,000
            Unrealized depreciation on forward interest rate swaps ..............................                           49,875
            Payables:
                Securities purchased ............................................................       2,087,345
                Dividends to shareholders .......................................................         532,633
                Beneficial interest redeemed ....................................................         429,622
                Investment adviser ..............................................................          75,249
                Interest expense payable ........................................................          69,625
                Distributor .....................................................................           8,662
                Other affiliates ................................................................           3,214        3,206,350
                                                                                                    -------------
            Accrued expenses ....................................................................                           59,190
                                                                                                                     -------------
            Total liabilities ...................................................................                       13,315,415
                                                                                                                     -------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Net assets ..........................................................................                    $ 184,191,554
                                                                                                                     =============
==================================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------------
            Institutional Shares of beneficial interest, $.10 par value, unlimited number of
              shares authorized .................................................................                    $   1,063,799
            Investor A Shares of beneficial interest, $.10 par value, unlimited number of
              shares authorized .................................................................                           18,302
            Investor A1 Shares of beneficial interest, $.10 par value, unlimited number of
              shares authorized .................................................................                          624,879
            Investor B Shares of beneficial interest, $.10 par value, unlimited number of
              shares authorized .................................................................                           79,974
            Investor C Shares of beneficial interest, $.10 par value, unlimited number of
              shares authorized .................................................................                           15,857
            Paid-in capital in excess of par ....................................................                      182,037,296
            Accumulated distributions in excess of investment income -- net .....................   $    (107,350)
            Accumulated realized capital losses -- net ..........................................      (2,168,735)
            Unrealized appreciation -- net ......................................................       2,627,532
                                                                                                    -------------
            Total accumulated earnings -- net ...................................................                          351,447
                                                                                                                     -------------
            Net Assets ..........................................................................                    $ 184,191,554
                                                                                                                     =============
==================================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------------
            Institutional -- Based on net assets of $108,706,965 and 10,637,991 shares of
              beneficial interest outstanding ...................................................                    $       10.22
                                                                                                                     =============
            Investor A -- Based on net assets of $1,868,808 and 183,024 shares of beneficial
              interest outstanding ..............................................................                    $       10.21
                                                                                                                     =============
            Investor A1 -- Based on net assets of $63,824,801 and 6,248,791 shares of beneficial
              interest outstanding ..............................................................                    $       10.21
                                                                                                                     =============
            Investor B -- Based on net assets of $8,171,241 and 799,744 shares of beneficial
              interest outstanding ..............................................................                    $       10.22
                                                                                                                     =============
            Investor C -- Based on net assets of $1,619,739 and 158,574 shares of beneficial
              interest outstanding ..............................................................                    $       10.21
                                                                                                                     =============

      See Notes to Financial Statements.


      BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007       13

Statement of Operations

For the Six Months Ended April 30, 2007 (Unaudited)
==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
            Interest ............................................................................                    $   3,847,197
            Dividends from affiliates ...........................................................                          268,571
                                                                                                                     -------------
            Total income ........................................................................                        4,115,768
                                                                                                                     -------------
==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ............................................................   $     496,092
            Interest expense and fees ...........................................................         218,400
            Accounting services .................................................................          55,530
            Printing and shareholder reports ....................................................          37,814
            Service fees -- Investor A1 .........................................................          33,348
            Professional fees ...................................................................          30,261
            Registration fees ...................................................................          22,430
            Transfer agent fees -- Institutional ................................................          14,297
            Service and distribution fees -- Investor B .........................................          13,227
            Trustees' fees and expenses .........................................................          12,253
            Transfer agent fees -- Investor A1 ..................................................           8,814
            Custodian fees ......................................................................           7,154
            Pricing fees ........................................................................           4,507
            Service and distribution fees -- Investor C .........................................           3,820
            Transfer agent fees -- Investor B ...................................................           1,589
            Service fees -- Investor A ..........................................................           1,555
            Transfer agent fees -- Investor A ...................................................             172
            Transfer agent fees -- Investor C ...................................................             131
            Other ...............................................................................          16,770
                                                                                                    -------------
            Total expenses before waiver and reimbursement ......................................         978,164
            Waiver and reimbursement of expenses ................................................         (45,119)
                                                                                                    -------------
            Total expenses after waiver and reimbursement .......................................                          933,045
                                                                                                                     -------------
            Investment income -- net ............................................................                        3,182,723
                                                                                                                     -------------
==================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
----------------------------------------------------------------------------------------------------------------------------------
            Realized loss on:
                Investments -- net ..............................................................          (4,585)
                Forward interest rate swaps -- net ..............................................        (198,200)        (202,785)
                                                                                                    -------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net ..............................................................      (1,001,119)
                Forward interest rate swaps -- net ..............................................         202,107         (799,012)
                                                                                                    ------------------------------
            Total realized and unrealized loss -- net ...........................................                       (1,001,797)
                                                                                                                     -------------
            Net Increase in Net Assets Resulting from Operations ................................                    $   2,180,926
                                                                                                                     =============

      See Notes to Financial Statements.


14       BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007

Statements of Changes in Net Assets

                                                                                                     For the Six
                                                                                                    Months Ended          For the
                                                                                                      April 30,         Year Ended
                                                                                                        2007            October 31,
Increase (Decrease) in Net Assets:                                                                   (Unaudited)           2006
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ............................................................   $   3,182,723    $   6,463,395
            Realized loss -- net ................................................................        (202,785)      (1,688,727)
            Change in unrealized appreciation/depreciation -- net ...............................        (799,012)       4,081,586
                                                                                                    ------------------------------
            Net increase in net assets resulting from operations ................................       2,180,926        8,856,254
                                                                                                    ------------------------------
==================================================================================================================================
Dividends & Distributions to Shareholders
----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional ...................................................................      (1,925,203)      (3,600,332)
                Investor A ......................................................................         (21,304)            (243)
                Investor A1 .....................................................................      (1,218,422)      (1,810,323)
                Investor B ......................................................................        (151,983)        (405,591)
                Investor C ......................................................................         (10,095)            (206)
                Class C .........................................................................              --         (646,700)
            Realized gain -- net:
                Institutional ...................................................................              --       (2,007,396)
                Investor A1 .....................................................................              --         (969,703)
                Investor B ......................................................................              --         (284,047)
                Class C .........................................................................              --         (491,006)
                                                                                                    ------------------------------
            Net decrease in net assets resulting from dividends and distributions to shareholders      (3,327,007)     (10,215,547)
                                                                                                    ------------------------------
==================================================================================================================================
Beneficial Interest Transactions
----------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets derived from beneficial interest transactions .       4,205,170       (8,046,361)
                                                                                                    ------------------------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets .............................................       3,059,089       (9,405,654)
            Beginning of period .................................................................     181,132,465      190,538,119
                                                                                                    ------------------------------
            End of period* ......................................................................   $ 184,191,554    $ 181,132,465
                                                                                                    ------------------------------
                * Undistributed (accumulated distributions in excess of) investment income -- net   $    (107,350)   $      36,934
                                                                                                    ==============================

      See Notes to Financial Statements.


      BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007       15

Financial Highlights

                                                                      Institutional                               Investor A
                                             ------------------------------------------------------------ --------------------------
                                            For the Six                                                   For the Six
                                               Months                                                        Months       For the
                                               Ended                                                         Ended        Period
The following per share data and             April 30,            For the Year Ended October 31,           April 30,  Oct. 2, 2006++
ratios have been derived from information       2007     ------------------------------------------------     2007      to Oct. 31,
provided in the financial statements.       (Unaudited)    2006       2005      2004      2003      2002  (Unaudited)      2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....   $  10.28    $ 10.36   $  10.76   $ 10.71   $ 10.69   $ 10.60   $ 10.27      $ 10.26
                                             ------------------------------------------------------------   ------------------------
Investment income -- net .................        .18+       .37+       .38+      .40+      .40+      .40       .17+         .02+
Realized and unrealized gain (loss) -- net       (.05)       .13       (.34)      .08       .10       .13      (.05)         .02
                                             ------------------------------------------------------------   ------------------------
Total from investment operations .........        .13        .50        .04       .48       .50       .53       .12          .04
                                             ------------------------------------------------------------   ------------------------
Less dividends and distributions:
    Investment income -- net .............       (.19)      (.37)      (.38)     (.40)     (.41)     (.40)     (.18)        (.03)
    Realized gain -- net .................         --       (.21)      (.06)     (.03)     (.07)     (.04)       --           --
                                             ------------------------------------------------------------   ------------------------
Total dividends and distributions ........       (.19)      (.58)      (.44)     (.43)     (.48)     (.44)     (.18)        (.03)
                                             ------------------------------------------------------------   ------------------------
Net asset value, end of period ...........   $  10.22    $ 10.28   $  10.36   $ 10.76   $ 10.71   $ 10.69   $ 10.21      $ 10.27
                                             ============================================================   ========================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......       1.28%@     4.96%       .40%     4.57%     4.77%     5.16%     1.15%@        .36%@
                                             ============================================================   ========================
====================================================================================================================================
Ratios to Average Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement
  and excluding interest expense and fees         .73%*      .73%       .74%      .79%      .85%      .89%      .99%*        .97%*
                                             ============================================================   ========================
Expenses, net of waiver and reimbursement         .98%*     1.11%      1.00%      .91%      .94%     1.02%     1.23%*       1.34%*
                                             ============================================================   ========================
Expenses .................................       1.03%*     1.16%      1.05%      .94%      .96%     1.02%     1.28%*       1.39%*
                                             ============================================================   ========================
Investment income -- net .................       3.59%*     3.61%      3.63%     3.76%     3.80%     3.84%     3.30%*       3.08%*
                                             ============================================================   ========================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .   $108,707    $99,678   $100,831   $78,777   $44,372   $34,066   $ 1,869      $   160
                                             ============================================================   ========================
Portfolio turnover .......................         14%       102%       162%      176%      179%      181%       14%         102%
                                             ============================================================   ========================

*     Annualized.
**    Total investment returns exclude the effects of any sales charges.
+     Based on average shares outstanding.
++    Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16       BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007

                                                                                Investor A1
                                            ---------------------------------------------------------------------------------
                                             For the Six
                                             Months Ended
The following per share data and              April 30,                        For the Year Ended October 31,
ratios have been derived from information       2007         ----------------------------------------------------------------
provided in the financial statements.        (Unaudited)       2006           2005          2004          2003          2002
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
    Net asset value, beginning of period .    $  10.28       $  10.35      $  10.76      $  10.71      $  10.69      $  10.60
                                              -------------------------------------------------------------------------------
    Investment income -- net .............         .18+           .35+          .38+          .39+          .40+          .39
    Realized and unrealized gain
      (loss) -- net ......................        (.06)           .15          (.36)          .08           .09           .13
                                              -------------------------------------------------------------------------------
    Total from investment operations .....         .12            .50           .02           .47           .49           .52
                                              -------------------------------------------------------------------------------
    Less dividends and distributions:
        Investment income -- net .........        (.19)          (.36)         (.37)         (.39)         (.40)         (.39)
        Realized gain -- net .............          --           (.21)         (.06)         (.03)         (.07)         (.04)
                                              -------------------------------------------------------------------------------
    Total dividends and distributions ....        (.19)          (.57)         (.43)         (.42)         (.47)         (.43)
                                              -------------------------------------------------------------------------------
    Net asset value, end of period .......    $  10.21       $  10.28      $  10.35      $  10.76      $  10.71      $  10.69
                                              ===============================================================================
=============================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------
    Based on net asset value per share ...        1.13%@         4.96%          .20%         4.47%         4.68%         5.05%
                                              ===============================================================================
=============================================================================================================================
Ratios to Average Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
    Expenses, net of waiver and
      reimbursement and excluding interest
      expense and fees ...................         .84%*          .83%          .84%          .89%          .95%          .99%
                                              ===============================================================================
    Expenses, net of waiver and
      reimbursement ......................        1.08%*         1.20%         1.11%         1.01%         1.04%         1.12%
                                              ===============================================================================
    Expenses .............................        1.13%*         1.25%         1.16%         1.04%         1.06%         1.12%
                                              ===============================================================================
    Investment income -- net .............        3.49%*         3.50%         3.54%         3.66%         3.70%         3.73%
                                              ===============================================================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
    Net assets, end of period
      (in thousands) .....................    $ 63,825       $ 71,327      $ 48,524      $ 55,128      $ 51,786      $ 45,563
                                              ===============================================================================
    Portfolio turnover ...................          14%           102%          162%          176%          179%          181%
                                              ===============================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


      BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007       17

                                                                                  Investor B
                                            ---------------------------------------------------------------------------------
                                             For the Six
                                            Months Ended
The following per share data and              April 30,                        For the Year Ended October 31,
ratios have been derived from information       2007         ----------------------------------------------------------------
provided in the financial statements.        (Unaudited)       2006           2005          2004          2003          2002
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
    Net asset value, beginning of period .    $  10.28       $  10.36      $  10.76      $  10.71      $  10.69      $  10.60
                                              -------------------------------------------------------------------------------
    Investment income -- net .............         .17+           .34+          .35+          .37+          .38+          .37
    Realized and unrealized gain
      (loss) -- net ......................        (.06)           .15          (.34)          .08           .09           .13
                                              -------------------------------------------------------------------------------
    Total from investment operations .....         .11            .49           .01           .45           .47           .50
                                              -------------------------------------------------------------------------------
    Less dividends and distributions:
        Investment income -- net .........        (.17)          (.36)         (.35)         (.37)         (.38)         (.37)
        Realized gain -- net .............          --           (.21)         (.06)         (.03)         (.07)         (.04)
                                              -------------------------------------------------------------------------------
    Total dividends and distributions ....        (.17)          (.57)         (.41)         (.40)         (.45)         (.41)
                                              -------------------------------------------------------------------------------
    Net asset value, end of period .......    $  10.22       $  10.28      $  10.36      $  10.76      $  10.71      $  10.69
                                              ===============================================================================
=============================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------
    Based on net asset value per share ...        1.12%@         4.64%          .08%         4.24%         4.46%         4.83%
                                              ===============================================================================
=============================================================================================================================
Ratios to Average Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
    Expenses, net of waiver and
      reimbursement and excluding interest
      expense and fees ...................        1.04%*         1.05%         1.05%         1.10%         1.17%         1.21%
                                              ===============================================================================
    Expenses, net of waiver and
      reimbursement ......................        1.28%*         1.42%         1.32%         1.22%         1.26%         1.33%
                                              ===============================================================================
    Expenses .............................        1.33%*         1.47%         1.37%         1.25%         1.27%         1.34%
                                              ===============================================================================
    Investment income -- net .............        3.28%*         3.30%         3.34%         3.45%         3.48%         3.53%
                                              ===============================================================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (in
      thousands) .........................    $  8,171       $  9,760      $ 14,982      $ 21,623      $ 28,678      $ 37,155
                                              ===============================================================================
    Portfolio turnover ...................          14%           102%          162%          176%          179%          181%
                                              ===============================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18       BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007

Financial Highlights (concluded)

                                                                                                              Investor C
                                                                                                     -----------------------------
                                                                                                     For the Six
                                                                                                       Months           For the
                                                                                                        Ended           Period
                                                                                                      April 30,      Oct. 2, 2006+
The following per share data and ratios have been derived                                               2007          to Oct. 31,
from information provided in the financial statements.                                               (Unaudited)         2006
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ............................................    $   10.28       $   10.26
                                                                                                      ----------------------------
                 Investment income -- net*** .....................................................          .11             .01
                 Realized and unrealized gain (loss) -- net ......................................         (.04)            .03
                                                                                                      ----------------------------
                 Total from investment operations ................................................          .07             .04
                                                                                                      ----------------------------
                 Less dividends from investment income -- net ....................................         (.14)           (.02)
                                                                                                      ----------------------------
                 Net asset value, end of period ..................................................    $   10.21       $   10.28
                                                                                                      ============================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ..............................................          .68%@           .40%@
                                                                                                      ============================
==================================================================================================================================
Ratios to Average Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of waiver and reimbursement and excluding interest expense and fees         1.75%*          1.73%*
                                                                                                      ============================
                 Expenses, net of waiver and reimbursement .......................................         1.99%*          2.09%*
                                                                                                      ============================
                 Expenses ........................................................................         2.04%*          2.14%*
                                                                                                      ============================
                 Investment income -- net ........................................................         2.51%*          2.36%*
                                                                                                      ============================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands) ........................................    $   1,620       $     207
                                                                                                      ============================
                 Portfolio turnover ..............................................................           14%            102%
                                                                                                      ============================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


      BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007       19

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock Intermediate Municipal Fund (the "Fund") is presently the only series of BlackRock Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Investor A1 Shares are not generally available except for dividend and capital gains investment. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor A1, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A1 distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security.


20       BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007

      These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At April 30, 2007, the aggregate value of the underlying municipal securities transferred to TOBs was approximately $20,832,000, the related liability for trust certificates was $10,000,000 and the range of interest rates was 3.45% to 4.02%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investments in TOB Residuals likely will adversely affect the Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.


      BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007       21

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Funds financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Investment Advisory Agreement between the Fund and BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., became effective on September 29, 2006. Prior to September 29, 2006, Merrill Lynch Investment Managers, L.P. ("MLIM") was the Fund's manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .55% of the average daily value of the Fund's net assets. The Manager has agreed to waive .05% of its fee resulting in an annual fee equal to .50% of the average daily net assets of the Fund. For the six months ended April 30, 2007, the Manager earned fees of $496,092, of which $45,099 was waived.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a fee at an annual rate equal to a percentage of the management fee paid by the Fund to the Manager. In addition, the Manager has agreed to reimburse its management fee by the amount of management fees the Fund pays to the Manager indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended April 30, 2007, the Manager reimbursed the Fund in the amount of $20.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service     Distribution
                                                          Fee           Fee
--------------------------------------------------------------------------------
Investor A .......................................        .25%           --
Investor A1 ......................................        .10%           --
Investor B .......................................        .20%          .10%
Investor C .......................................        .25%          .75%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch and an affiliate of each Distributor, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor A1, Investor B and Investor C shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder and distribution-related services to Investor B and Investor C shareholders.


22       BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007

For the six months ended April 30, 2007, FAMD and BDI earned underwriting discounts and direct commissions, and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A and Investor A1 Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD      MLPF&S       BDI
--------------------------------------------------------------------------------
Investor A ....................................     $  551     $5,996         --
Investor A1 ...................................         --         --     $   59
--------------------------------------------------------------------------------

For the six months ended April 30, 2007, MLPF&S received contingent deferred sales charges of $1,080 and $1 relating to transactions in Investor B and Class C Shares, respectively. In addition, MLPF&S received contingent deferred sales charges of $3,145 relating to transactions subject to front-end sales charge waivers in Investor A1 Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended April 30, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ...................................................     $416
Investor A ......................................................     $ 11
Investor A1 .....................................................     $463
Investor B ......................................................     $131
Investor C ......................................................     $ 18
--------------------------------------------------------------------------------

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent.

For the six months ended April 30, 2007, the Fund reimbursed the Manager $1,805 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2007 were $35,727,857 and $24,861,745, respectively.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $4,205,170 and $(8,046,361) for the six months ended April 30, 2007 and the year ended October 31, 2006, respectively.

Transactions in beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Six                                      Dollar
Months Ended April 30, 2007                           Shares          Amount
-------------------------------------------------------------------------------

Shares sold ................................        2,193,453      $ 22,468,329
Shares issued to shareholders
  in reinvestment of dividends .............           23,156           237,147
                                                   ----------------------------
Total issued ...............................        2,216,609        22,705,476
Shares redeemed ............................       (1,271,224)      (13,024,984)
                                                   ----------------------------
Net increase ...............................          945,385      $  9,680,492
                                                   ============================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended October 31, 2006                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................        4,020,988      $ 40,960,524
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................           99,237         1,011,100
                                                   ----------------------------
Total issued ...............................        4,120,225        41,971,624
Shares redeemed ............................       (4,163,299)      (42,438,080)
                                                   ----------------------------
Net decrease ...............................          (43,074)     $   (466,456)
                                                   ============================

-------------------------------------------------------------------------------
Investor A Shares for the Six                                          Dollar
Months Ended April 30, 2007                             Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         168,354      $ 1,726,394
Shares issued to shareholders
  in reinvestment of dividends ...............           1,029           10,517
                                                   ----------------------------
Total issued .................................         169,383        1,736,911
Shares redeemed ..............................          (1,956)         (20,067)
                                                   ----------------------------
Net increase .................................         167,427      $ 1,716,844
                                                   ============================

-------------------------------------------------------------------------------
Investor A Shares for the Period                                        Dollar
Oct. 2, 2006+ to Oct. 31, 2006                            Shares        Amount
-------------------------------------------------------------------------------
Shares sold ......................................        15,604      $ 159,487
Shares redeemed ..................................            (7)           (67)
                                                   ----------------------------
Net increase .....................................        15,597      $ 159,420
                                                   ============================
+     Commencement of operations.

-------------------------------------------------------------------------------
Investor A1 Shares for the Six                                         Dollar
Months Ended April 30, 2007                             Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................          52,643      $   538,934
Shares issued to shareholders
  in reinvestment of dividends ...............          69,535          711,786
                                                   ----------------------------
Total issued .................................         122,178        1,250,720
Shares redeemed ..............................        (812,469)      (8,326,431)
                                                   ----------------------------
Net decrease .................................        (690,291)     $(7,075,711)
                                                   ============================


      BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007       23

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Investor A1 Shares for the Year                                        Dollar
Ended October 31, 2006                                Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................          428,799      $  4,375,953
Automatic conversion of shares .............          125,138         1,275,870
Shares issued to shareholders
  in reinvestment of dividends
and distributions ..........................          152,300         1,551,857
Shares issued resulting
  from conversion of shares ................        2,403,412        24,544,146
                                                   ----------------------------
Total issued ...............................        3,109,649        31,747,826
Shares redeemed ............................         (858,199)       (8,752,391)
                                                   ----------------------------
Net increase ...............................        2,251,450      $ 22,995,435
                                                   ============================

-------------------------------------------------------------------------------
Investor B Shares for the Six                                          Dollar
Months Ended April 30, 2007                           Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................           2,247      $    23,060
Shares issued to shareholders
  in reinvestment of dividends ...............           8,128           83,242
                                                   ----------------------------
Total issued .................................          10,375          106,302
Shares redeemed ..............................        (159,784)      (1,637,158)
                                                   ----------------------------
Net decrease .................................        (149,409)     $(1,530,856)
                                                   ============================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended October 31, 2006                                Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................          51,287      $   524,293
Shares issued to shareholders
  in reinvestment of dividends
and distributions ............................          36,382          370,767
                                                   ----------------------------
Total issued .................................          87,669          895,060
                                                   ----------------------------
Automatic conversion of shares ...............        (125,110)      (1,275,870)
Shares redeemed ..............................        (460,278)      (4,695,757)
                                                   ----------------------------
Total redeemed ...............................        (585,388)      (5,971,627)
                                                   ----------------------------
Net decrease .................................        (497,719)     $(5,076,567)
                                                   ============================

-------------------------------------------------------------------------------
Investor C Shares for the Six                                          Dollar
Months Ended April 30, 2007                           Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         142,958      $ 1,460,644
Shares issued to shareholders
  in reinvestment of dividends ...............             878            8,977
                                                   ----------------------------
Total issued .................................         143,836        1,469,621
Shares redeemed ..............................          (5,382)         (55,220)
                                                   ----------------------------
Net increase .................................         138,454      $ 1,414,401
                                                   ============================

-------------------------------------------------------------------------------
Investor C Shares for the Period                                        Dollar
Oct. 2, 2006+ to Oct. 31, 2006                        Shares            Amount
-------------------------------------------------------------------------------
Shares sold ......................................        20,126      $ 205,721
Shares redeemed ..................................            (6)           (69)
                                                   ----------------------------
Net increase .....................................        20,120      $ 205,652
                                                   ============================
+     Commencement of operations.

-------------------------------------------------------------------------------
Class C Shares for the Period                                          Dollar
Nov. 1, 2005 to Aug. 25, 2006+                        Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................          511,348      $  5,215,735
Shares issued to shareholders
  in reinvestment of dividends
and distributions ..........................           69,597           708,846
                                                   ----------------------------
Total issued ...............................          580,945         5,924,581
                                                   ----------------------------
Shares redeemed ............................         (708,517)       (7,244,280)
Shares redeemed resulting
  from conversion to Investor A1 ...........       (2,403,368)      (24,544,146)
                                                   ----------------------------
Total redeemed .............................       (3,111,885)      (31,788,426)
                                                   ----------------------------
Net decrease ...............................       (2,530,940)     $(25,863,845)
                                                   ============================

+ On August 25, 2006, Class C Shares were converted to Class A Shares (now Investor A1 Shares).

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended April 30, 2007.

6. Capital Loss Carryfoward:

On October 31, 2006, the Fund had a net capital loss carryforward of $1,822,627, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


24       BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)    Select eDelivery under the More Information section

3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


      BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007       25

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


26       BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


      BLACKROCK INTERMEDIATE MUNICIPAL FUND              APRIL 30, 2007       27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Intermediate Municipal Fund
Of BlackRock Municipal Series Trust
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #10437-4/07

Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

Date: June 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

Date: June 19, 2007


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

Date: June 19, 2007